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                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  January 30, 1998

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                                K N ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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      KANSAS                         1-6446                    48-0290000
  (State or other           (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                           Identification No.)
  incorporation or
   organization)

370 VAN GORDON STREET
  P.O. BOX 281304
 LAKEWOOD, COLORADO
(Address of Principal                                          80228-8304
 Executive Offices)                                            (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (303) 989-1740

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ITEM 7.   FINANCIAL STATEMENTS.

(a) UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

        Unaudited pro forma condensed statements of income for the year ended December 31, 1997 and the three months ended March 31, 1998 and related notes are included herein.
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                                                                               2

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       K N Energy, Inc.


Dated:  June 4, 1998                   By: /s/ Martha B. Wyrsch
                                           --------------------------
                                           Martha B. Wyrsch
                                           Vice President, General Counsel
                                             and Secretary
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             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma financial statements give effect to (i) K N's January 30, 1998 acquisition of MidCon Corp. ("MidCon") from Occidental Petroleum Corporation ("Occidental") (the "Acquisition"), (ii) the March 1998 sale by K N of 12.5 million shares of common stock in an underwritten public offering (the "Equity Offering"), (iii) the March 1998 underwritten public offering of an aggregate principal amount of $2.35 billion of senior notes of varying maturities (the "Debt Offerings") and (iv) the April 1998 underwritten public offering of $175 million aggregate liquidation amount of 7.63% Capital Securities (the "Capital Securities Offering" and, together with the Equity Offering and the Debt Offerings, the "Prior Offerings"). The unaudited pro forma condensed statement of income for the year ended December 31, 1997 assumes that the Acquisition and the Prior Offerings occurred at January 1, 1997. The unaudited pro forma condensed statement of income for the three months ended March 31, 1998 assumes that the Acquisition and the Prior Offerings occurred at January 1, 1998. A pro forma balance sheet has not been included because K N's March 31, 1998 balance sheet included in its first-quarter 1998 Report on Form 10-Q reflects the impact of the Acquisition. The Acquisition was recorded as a purchase for accounting purposes and, accordingly, the assets acquired and liabilities assumed have been reflected at their estimated respective fair market values.

     The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of K N and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of K N included in K N's 1997 Annual Report on Form 10-K and first-quarter 1998 Report on Form 10-Q and the historical financial statements of MidCon included in K N's Report on Form 8-K/A dated February 12, 1998. The unaudited pro forma condensed statements of income are not necessarily indicative of the financial results that would have occurred had the Acquisition been consummated on the date indicated, nor are they necessarily indicative of future financial results.

     The pro forma adjustments are based on preliminary assumptions and estimates made by K N's management and do not reflect adjustments for anticipated operating efficiencies and cost savings which K N expects to achieve as a result of the Acquisition. The actual allocation of the consideration paid by K N for MidCon may differ from that reflected in the unaudited pro forma combined condensed financial statements after a more extensive review of the fair market values of the assets acquired and liabilities assumed has been completed.



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               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                          Year Ended December 31, 1997
                    (in thousands, except per share amounts)


                                                        HISTORICAL                      PRO FORMA
                                                 -------------------------      ----------------------------
                                                 K N ENERGY       MIDCOM        ADJUSTMENTS        COMBINED
                                                 ----------     ----------      -----------       ----------
Operating Revenues ..........................    $2,145,118     $3,045,081                        $5,190,199
                                                 ----------     ----------                        ----------
Operating Costs and Expenses:
  Gas Purchases and Other Costs of Sales ....     1,724,671      2,540,928                         4,265,599
  Operationg and Maintenance ................       198,274        111,824       $ (4,800)(a)        305,298
  Depreciation and Amortization .............        55,994        149,599         (2,167)(b)        203,426
  Taxes, Other Than Income Taxes ............        23,930         30,297                            54,227
                                                 ----------     ----------      ---------         ----------
         Total Operating Costs and
           Expenses .........................     2,002,869      2,832,648         (6,967)         4,828,550
                                                 ----------     ----------      ---------         ----------
Operating Income ............................       142,249        212,433          6,967            361,649
                                                 ----------     ----------      ---------         ----------
Other Income and (Deductions):
  Interest Expense ..........................       (43,495)      (241,838)        16,056 (c)       (255,740)
                                                                                   13,537 (d)
  Minority Interests ........................        (8,706)            --                            (8,706)
  Other, Net ................................        23,110         23,469        (13,507)(d)         51,538
                                                                                     (726)(e)
                                                                                      (63)(f)
                                                                                  (13,353)(f)
                                                                                    8,915 (f)
                                                                                   23,693 (g)
                                                 ----------     ----------      ---------         ----------
Total Other Income and (Deductions) .........       (29,091)      (218,369)        34,552           (212,908)
                                                 ----------     ----------      ---------         ----------
Income Before Income Taxes ..................       113,158         (5,936)        41,519            148,741
Income Taxes ................................        35,661         (1,426)        14,167 (h)         48,402
                                                 ----------     ----------      ---------         ----------
Net Income ..................................        77,497         (4,510)        27,352            100,339
Less -- Preferred Stock Dividends ...........           350             --                               350
                                                 ----------     ----------      ---------         ----------
Earnings Available For Common Stock .........    $   77,147     $   (4,510)     $  27,352         $   99,989
                                                 ==========     ==========      =========         ==========
Diluted Earnings Per Common Share ...........    $     2.45                                       $     2.27
Number of Shares Used in Computing
  Diluted Earnings Per Common Share .........        31,538                        12,500 (g)         44,038
Dividends Per Common Share ..................    $     1.09                                       $     1.09*

----------------
* Represents K N's historical dividends per common share




    See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                       Three Months Ended March 31, 1998
                    (in thousands, except per share amounts)


                                                        HISTORICAL                       PRO FORMA
                                                -------------------------       --------------------------

                                                K N ENERGY       MIDCON(1)       ADJUSTMENTS      COMBINED
                                                ----------       ---------       -----------      --------

Operating Revenues .........................    $1,164,450        $268,055                         $1,432,505
                                                ----------        --------                         ----------
Operating Costs and Expenses:
 Gas Purchases and Other Costs of Sales ....       953,647         194,382                          1,148,029
 Operations and Maintenance ................        78,661          28,200         $   (400)(a)       106,461
 Depreciation and Amortization .............        41,453          13,174             (254)(b)        54,373
 Taxes, Other Than Income Taxes ............        12,148           3,754                             15,902
 Merger-related Costs ......................         4,353              --               --             4,353
                                                ----------        --------         --------         ---------
    Total Operating Costs and
     Expenses ..............................     1,090,262         239,510             (654)        1,329,118
                                                ----------        --------         --------        ----------

Operating Income ...........................        74,188          28,545              654           103,387
                                                ----------        --------         --------        ----------

Other Income and (Deductions):
 Interest Expense ..........................       (52,304)        (22,443)         (15,680)(c)       (89,299)
                                                                                      1,128 (d)
 Minority Interests ........................        (2,829)           (162)                            (2,991)
 Other, Net ................................        16,702           1,250           (1,126)(d)        19,499
                                                                                       (137)(e)
                                                                                        (16)(f)
                                                                                     (3,338)(f)
                                                                                      1,685 (f)
                                                                                      4,479 (g)
                                                ----------        --------         --------        ----------
Total Other Income and (Deductions) ........       (38,431)        (21,355)         (13,005)          (72,791)
                                                ----------        --------         --------        ----------
Income Before Income Taxes .................        35,757           7,190          (12,351)           30,596
Income Taxes ...............................        13,249           2,660           (4,664)(h)        11,245
                                                ----------        --------         --------        ----------
Net Income .................................        22,508           4,530           (7,687)           19,351
Less -- Preferred Stock Dividends ..........            88              --                                 88
                                                ----------        --------         --------        ----------
Earnings Available For Common Stock ........    $   22,420        $  4,530         $ (7,687)       $   19,263
                                                ----------        --------         --------        ----------
Diluted Earnings Per Common Share ..........    $     0.63                                         $     0.43
Number of Shares Used in Computing
 Diluted Earnings Per Common Share .........        35,619                            9,583 (g)        45,202
Dividends Per Common Share .................    $     0.28                                         $     0.28(2)


---------

(1) MidCon's results of operations for January 1998.

(2) Represents K N's historical dividends per common share.





    See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

     (a) Gives pro forma effect to the termination of MidCon's Employee Stock Ownership Plan instituted in November 1996, including cancellation of the related debt and removal of the associated administrative expenses.

     (b) The pro forma adjustments to depreciation and amortization consist of the following:

     Year Ended December 31, 1997                                                                                        (Thousands)
     ----------------------------                                                                                        -----------
     Elimination of MidCon's historical depreciation and amortization.................................................    $(149,599)
     K N's recomputed depreciation and amortization...................................................................      147,432
                                                                                                                         -----------
          Total.......................................................................................................       (2,167)
                                                                                                                         ===========
     Three Months Ended March 31, 1998
     ---------------------------------
     Elimination of MidCon's historical depreciation and amortization.................................................     $(13,174)
     K N's recomputed depreciation and amortization...................................................................       12,920
                                                                                                                         -----------
          Total.......................................................................................................        $(254)
                                                                                                                         ===========

     (c) The pro forma adjustments to interest expense consist of the following:


     Year Ended December 31, 1997                                                                                        (Thousands)
     ----------------------------                                                                                        -----------
     Elimination of MidCon's historical interest expense on its ESOP Note.............................................    $(110,500)
     Elimination of MidCon's historical interest expense on its $1.6 billion payable to Occidental....................     (128,200)
     Interest Expense on the Debt Offerings at 6.78%..................................................................      159,330
     Interest Expense at 5.80% on the Substitute Note.................................................................       80,873
     Interest savings associated with the repayment of $329.2 million outstanding under
       K N's previous short-term credit facility......................................................................      (22,320)
     Fee for letter of credit at 0.625% used to collateralize the Substitute Note.....................................        4,761
                                                                                                                         -----------
          Total.......................................................................................................     $(16,056)
                                                                                                                         ===========
     Three Months Ended March 31, 1998
     ---------------------------------
     Elimination of MidCon's historical interest expense on its ESOP Note.............................................      $(9,183)
     Elimination of MidCon's historical interest expense on its $1.6 billion payable to Occidental....................      (10,533)
     Interest expense on the Debt Offerings at 6.78%..................................................................       30,120
     Interest expense at 5.80% on the Substitute Note.................................................................        6,739
     Interest savings associated with the repayment of $329.2 million outstanding under
       K N's previous short-term credit facility......................................................................       (1,860)
     Fee for letter of credit at 0.625% used to collateralize the Substitute Note.....................................          397
                                                                                                                         -----------
          Total.......................................................................................................      $15,680
                                                                                                                         ===========

     (d) To eliminate facility fees and interest income associated with MidCon's participation in a sale of receivables facility, which participation terminated concurrently with the closing of the Acquisition.

     (e) To record amortization of debt issuance cost associated with the Debt Offerings.

     (f) To record the Capital Securities Offering and application of the net proceeds of $173.1 million to purchase U.S. government securities to replace a portion of the letters of credit that collateralized the Substitute Note. Distributions on the Capital Securities are payable at an annual rate of 7.63%. The U.S. government securities are assumed to earn interest at 5.15%. Interest income related to the U.S. government securities is based on a portfolio of $633.2 million of such securities held during each period presented.

     (g) To record the Equity Offering and application of the net proceeds of $623.9 million to reduce short term borrowings and purchase $460.1 million of U.S. government securities as a portion of the collateral for the Substitute Note.

     (h) Represents the tax effect at the effective rate (equal to (i) the statutory federal income tax rate plus (ii) the statutory state income tax rate, net of federal income benefit) for all pre-tax pro forma adjustments not representing permanent book/tax differences.